PFM MULTI-MANAGER SERIES TRUST PFM MULTI-MANAGER INTERNATIONAL EQUITY FUND SUMMARY PROSPECTUS January 28, 2019 Share Class Ticker Symbol Advisor* N/A Institutional N/A R* N/A The Classes listed above with an asterisk (*) have not yet commenced operations as of the date of this Summary Prospectus. Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.pfm.com/multiassetfunds. You can also get this information at no cost by calling 1.833.PFM.MMST (1.883.736.6678). The Fund’s prospectus and statement of additional information, each dated January 28, 2019 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1.833.PFM.MMST (1.883.736.6678) or by contacting your financial intermediary (such as a broker-dealer or bank). You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-833-PFM-MMST (1.883.736.6678) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objective

The PFM Multi-Manager International Equity Fund (the “International Equity Fund”) seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.59%[1]	0.59%	0.59%[1]

Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.13%	1.13%	1.13%
Fee Waiver or Expense Reimbursement[2]	(0.46%)	(0.46%)	(0.46%)
Total Annual Fund Operating Expenses after Fee Waiver or Expense Reimbursement	0.67%	0.67%	0.67%

[1]	“Other Expenses” for Advisor Class and Class R are based on estimated amounts for the current fiscal year.
[2]	PFM Asset Management LLC (“PFM” or the “Adviser”) has contractually agreed to limit the amount of the International Equity Fund’s total annual fund operating expenses, exclusive of Rule 12b-1 or similar marketing and distribution-related fees; interest and tax expenses; leverage; dividends and interest on short positions; brokerage commissions; expenses incurred in connection with any merger; liquidation or reorganization; extraordinary or non-routine expenses such as litigation; and acquired fund fees and expenses, to 0.63% of the International Equity Fund’s average daily net assets through January 28, 2020. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the International Equity Fund, upon sixty (60) days’ written notice to the Adviser. The expense limitation agreement may not be terminated during its term by the Adviser without the consent of the Board of Trustees of the Trust. The Adviser will be permitted to recoup fees waived or expenses paid pursuant to the expense limitation agreement to the extent that the International Equity Fund’s expenses in later periods fall below the amounts set forth above, so long as the recoupment is within three years from the date on which the fees were waived or expenses paid. The total amount of reimbursement to which the Adviser may be entitled shall not exceed an amount that would cause a share class to

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exceed its expense cap in place at the time the advisory fees were waived or expenses were incurred, or the expense cap currently in place, whichever is less.

Example. This Example is intended to help you compare the costs of investing in the International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same, and reflect the contractual expense limitation agreement in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$69	$315	$581	$1,339
Institutional Shares	$69	$315	$581	$1,339
Class R Shares	$69	$315	$581	$1,339

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Equity Fund’s performance. During the period from December 29, 2017 (commencement of operations) through September 30, 2018, the International Equity Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

In seeking long-term capital appreciation, the International Equity Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. Under normal circumstances, the International Equity Fund will provide exposure to investments that are economically tied to at least three different countries outside of the United States. The International Equity Fund considers various factors when determining whether a company is in a particular country or region/continent, including whether: (i) the issuer is organized under the laws of the country or a country within the geographic region; (ii) the issuer maintains its principal place of business in that country or region; (iii) the securities are traded principally in the country or region; or (iv) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region, or has at least 50% of its assets in that country or region.

The International Equity Fund invests primarily in equity securities and depositary receipts of foreign issuers, and may invest up to 45% of its net assets in securities of issuers located in emerging markets countries. The Adviser defines developed markets countries and emerging markets countries based on the MSCI Market Classification Framework. The MSCI Market Classification Framework considers economic development, size, liquidity, and market accessibility in classifying developed markets countries and emerging markets countries.

The International Equity Fund expects to invest primarily in common stocks, but may also invest in preferred stocks. The International Equity Fund’s investments in equity securities may also include securities in their initial public offerings (“IPOs”).

The International Equity Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.

The International Equity Fund will utilize a “multi-manager” approach whereby the Adviser allocates the International Equity Fund’s assets to one or more unaffiliated sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the International Equity Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser will manage its portion of the International Equity Fund’s assets in a manner consistent with the International Equity Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the International Equity Fund’s investments, and for

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selecting and overseeing the International Equity Fund’s sub-advisers. Not all of the sub-advisers listed for the International Equity Fund may be actively managing assets for the International Equity Fund at all times, particularly in the initial stages of the International Equity Fund. The Adviser also has discretion to manage directly all or a portion of the International Equity Fund. The principal investment strategies that will be employed by the International Equity Fund include the following:

•	Total International Markets. The total international markets strategies invest in companies of any capitalization size that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The total international markets strategies may invest in issuers located in both developed and emerging markets The International Equity Fund expects to allocate up to 50% of its assets to international all-capitalization strategies.

•	International Developed Markets. The international developed markets strategies invest in companies of any capitalization size located in non-U.S. developed economies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The sub-adviser(s) may from time to time allocate a portion of the assets allocated to them to stocks in emerging markets. The International Equity Fund expects to allocate up to 40% of its assets to international developed market strategies.

•	International Emerging Markets. The international emerging markets strategies invest in companies of any capitalization size located in emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The International Equity Fund expects to allocate up to 30% of its assets to international emerging markets strategies.

•	International Small Capitalization. The international small capitalization strategies invest in small-capitalization stocks located in both developed and emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the International Equity Fund’s small strategies define a small capitalization company as having a market capitalization within the smallest 15% of investable companies within each individual country represented in the MSCI ACWI ex-US Index at the time of acquisition. The International Equity Fund expects to allocate up to 30% of its assets to international small capitalization strategies.

•	Index Replication. The index replication strategies involve investing in stocks in approximately the same proportion as they are represented in the MSCI ACWI ex USA Index. The International Equity Fund’s index replication strategies use a replication approach whereby the sub-adviser generally seeks to hold all securities in the index at approximately the same weight as the index. In cases where it is not possible or practicable to purchase all of the securities comprising the Index, or to hold them in approximately the same weightings as they represent in an index (for example, due to lack of accessibility in certain international markets), the International Equity Fund’s index replication strategies may employ an optimization technique whereby the sub-adviser buys a subset of securities held within the index and uses an optimizer and a risk model to create a portfolio that mimics exposures of the underlying index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index. From time to time, the Adviser may direct the sub-adviser(s) responsible for the index replication strategy, or the Adviser itself may seek, to over-weight or under-weight certain segments of the international equity market and deviate from fully tracking the index in an attempt to outperform the Index. The Adviser or sub-adviser may utilize securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing. The International Equity Fund expects to allocate between 30% and 75% of its assets to index replication strategies.

Each of the international markets, international developed markets, international emerging markets, and international small capitalization strategies are constructed using either a fundamental bottom-up investment process, which includes consideration of a company’s intrinsic or fair value, or quantitative strategies where the sub-adviser(s) rank stocks based on certain factors. These factors may include, but are not limited to, measures quantifying historical and forecasted valuations as compared to earnings, sales, and book value; quality measures such as cash on the balance sheet, earnings momentum, and debt to equity; and measures of market sentiment such as share price momentum or short interest.

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When determining the allocations and reallocations to a sub-adviser, the Adviser employs a strategic and tactical management approach, and will consider a variety of factors, including but not limited to the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the International Equity Fund.

The International Equity Fund may seek to implement its investment strategy through investments in exchange-traded funds (“ETFs”) and other registered investment companies instead of direct investments. The International Equity Fund may invest up to 20% of its assets in derivatives, ETFs, and other registered investment companies.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the International Equity Fund, and the International Equity Fund’s performance could trail that of other investments. The International Equity Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The International Equity Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the International Equity Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.

Depositary Receipts Risk involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The International Equity Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Emerging Markets Risk is the risk that in addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Focus Risk is the risk that to the extent the International Equity Fund’s investment strategy leads to sizable allocations to a particular market, sector or industry, the International Equity Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the International Equity Fund’s shares.

Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the International Equity Fund’s investments and its returns. Because the International Equity Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the International Equity Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the International Equity Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDR”), and European Depositary Receipts (“EDRs”), may result in the International Equity Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities

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traded domestically. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the International Equity Fund’s investments to decline.

Geographic Focus Risk is the risk that the performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the country or region in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.

Indexing Risk is the risk that because a portion of the International Equity Fund follows an index replication strategy, the adverse performance of a particular security necessarily will not result in the elimination of the security from the International Equity Fund’s portfolio. Ordinarily, a sub-adviser using an index replication strategy will not sell the International Equity Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the index, or as may be necessary to raise cash to pay International Equity Fund shareholders who sell Fund shares. As such, the International Equity Fund will be negatively affected by declines in the securities represented by the index. Also, there is no guarantee that a sub-adviser using an index replication strategy will be able to match the International Equity Fund’s performance to that of the index. A sub-adviser may not be able to match the performance of the index it is seeking to replicate for a variety of reasons, such as expenses that the Fund has that the Index does not have. The International Equity Fund’s assets are also subject to management risk, further described below.

Investment Company Risk is the risk that shareholders in the International Equity Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the International Equity Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the International Equity Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.

IPO Risk is the risk that the prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may lack publicly available information and may have less experienced management or limited operating histories.

Large-Capitalization Stock Risk is the risk that large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.

Liquidity Risk is the risk that the International Equity Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the International Equity Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the International Equity Fund’s performance.

Management Risk is the risk that a strategy used by the International Equity Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the sub-advisers may cause unintended results.

Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the International Equity Fund’s NAV to decline, sometimes rapidly or

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unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Mid- and Small-Capitalization Stock Risk is the risk that stocks of mid- and small-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-and small-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Multi-Manager Risk is the risk that the sub-advisers’ investment styles will not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the International Equity Fund. The International Equity Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the International Equity Fund’s assets to the sub-advisers. The International Equity Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the International Equity Fund’s multi-manager approach may result in the International Equity Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the International Equity Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the International Equity Fund.

Preferred Securities Risk includes issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

Valuation Risk is the risk that the sale price the International Equity Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the International Equity Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the International Equity Fund’s shares.

Performance

The following performance information provides some indication of the risks of investing in the International Equity Fund. The bar chart below shows the annual total returns of the International Equity Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the International Equity Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the International Equity Fund will perform in the future. Updated performance information for the International Equity Fund is available toll free by calling 1-833-PFM-MMST (1-883-736-6678) or by visiting our website at www.pfm.com/multiassetfunds.

Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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*	The International Equity Fund commenced operations on December 29, 2017. Implementation of the investment strategy began on May 16, 2018. All assets were held in cash equivalents in the interim between inception (December 29, 2017) and implementation.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	0.73%	3Q/2018
Lowest Return	-12.30%	4Q/2018

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. They are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of International Equity Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ended December 31, 2018

International Equity Fund	1 Year	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	-15.01%	-14.90%
Return After Taxes on Distributions	-15.18%	-15.06%
Return After Taxes on Distributions and Sale of Fund Shares	-8.69%	-11.31%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	-14.20%	-13.90%

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Management

Investment Adviser	Portfolio Managers	Managed the International Equity Fund Since:

PFM Asset Management LLC	Marc Ammaturo is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Alex Gurvich is a Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2018
	Biagio Manieri, CFA is the Managing Director of Multi-Asset Class Strategies of the Adviser and serves as current Chairman of PFM's Multi-Asset Class Investment Committee.	2017
	Surya Pisapati, CFA is a Senior Research Analyst for the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	John Spagnola is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Mark Yasenchak, CFA is a Director of the Adviser and a member PFM’s Multi-Asset Class Investment Committee.	2017

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

Aristotle Capital Management, LLC	Howard Gleicher, CFA, is the founder, Chief Executive Officer, Chief Investment Officer and Principal.	2017
	Geoffrey S. Stewart, CFA, is a Principal, Portfolio Manager - International and a member of Aristotle Capital’s research team.	2017
	Sean M. Thorpe is a Principal, Portfolio Manager - International, and a member of Aristotle Capital’s research team.	2017

J O Hambro Capital Management Limited	Robert Cresci is a Senior Fund Manager.	2017
Lazard Asset Management LLC	Michael G. Fry is a Portfolio Manager/Analyst on various international equity teams.	2017
	Michael Bennett is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams.	2017
	Kevin Matthews is a Portfolio Manager/Analyst on the International Equity and International Equity Select teams.	2017
	Michael Powers is a Portfolio Manager/Analyst on various international equity teams.	2017
	John Reinsberg is Deputy Chairman of Lazard Asset Management responsible for oversight of the firm's international and global strategies, as well as a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams.	2017

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Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:
SSGA Funds Management, Inc.	Eric J. Villiott, CFA, CFP, Vice President of SSGA and a Senior Portfolio Manager.	2018
	Karl Schneider, CAIA, Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions in the Americas.	2017
	Philip Lee, CFA, Vice President of SSGA and a Senior Portfolio Manager.	2017
	Michael Martel, Managing Director of SSGA and Head of Portfolio Management in the Americas for the Investment Solutions Group	2017
	Charles McGinn, Vice President of SSGA and a Senior Portfolio Manager.	2017

Not all of these sub-advisers may manage assets of the International Equity Fund at all times.

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Buying and Selling Fund Shares

You may purchase or sell (redeem) shares by making a request of the International Equity Fund (the “Fund”) in writing to PFM Multi-Manager Series Trust, c/o State Street Bank and Trust Company, Attn: Transfer Agent, One Heritage Drive, Mail Code: OHD, North Quincy, Massachusetts 02171, or by telephone at 1-833-PFM-MMST (1-883-736-6678). You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Advisor Class	Institutional Class	Class R
Minimum Initial Investment	$25,000	$1,000,000	$1,000

Minimum Additional Investment	$0	$0	$0

Tax Information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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